UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2011

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 11, 2011, Excel Trust, Inc. (the “Company”), through its operating partnership subsidiary, Excel Trust, L.P., completed the acquisition of The Promenade, a 729,921 square foot retail shopping center (of which 433,533 square feet are owned) located in Scottsdale, Arizona. Major tenants include Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus World Market and Pier One Imports, as well as Lowe’s (non-owned) and The Great Indoors (non-owned).

The purchase price for The Promenade, excluding closing costs, was approximately $110.0 million, of which approximately $52.2 million was assumed debt with a fixed interest rate of approximately 4.8%.

The foregoing description of the property acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 12, 2011, the Company issued a press release announcing the acquisition of The Promenade. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements that are required to be filed pursuant to this item are incorporated herein by reference to the Company’s Current Report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on June 13, 2011.

(b)	Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item is incorporated herein by reference to the Company’s Current Report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on June 13, 2011.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions dated March 21, 2011 between Pacific Promenade, LLC and Excel Trust, L.P. (1)

99.1	Press Release issued by Excel Trust, Inc. on July 12, 2011.

(1)	Incorporated herein by reference to Excel Trust, Inc. Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2011	Excel Trust, Inc.

	By:	/s/ S. Eric Ottesen
S. Eric Ottesen
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions dated March 21, 2011 between Pacific Promenade, LLC and Excel Trust, L.P. (1)

99.1	Press Release issued by Excel Trust, Inc. on July 12, 2011.

(1)	Incorporated herein by reference to Excel Trust, Inc. Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2011.